ForeRetirement II Variable Annuity

Supplement Dated May 11, 2022

to your Prospectus Dated May 2, 2022

Effective May 1, 2022, the information in the “Fund – Share Class,” the “Current Expenses,” and the “Current Expenses + Fund Facilitation Fee” columns for the following Funds as listed in your prospectus under “Appendix B – Funds Available Under the Contract” is hereby deleted and replaced as follows:

Fund Objective	Fund — Share Class Adviser / Sub-Adviser	Current Expenses	Fund Facilitation Fee	Current Expenses + Fund Facilitation Fee	Average Annual Total Returns (as of Dec. 31, 2021)
					1 Year	5 Year	10 Year
Seeks long-term capital growth.	Templeton Foreign VIP Fund — Class 4(1) Adviser: Templeton Investment Counsel, LLC.	1.16%	0.00%	1.16%	4.10%	2.62%	3.90%
Seeks long-term capital growth.	Templeton Growth VIP Fund —Class 4(1) Adviser: Templeton Global Advisors Limited	1.22%	0.00%	1.22%	4.85%	5.11%	7.26%

(1) This Fund’s annual expenses reflect temporary fee reductions pursuant to an expense reimbursement or fee waiver arrangement.

This Supplement should be retained for future reference.

FRII-051122-FC